Research and Development Costs	12 Months Ended
Dec. 31, 2015
Research and Development [Abstract]
Research and Development Costs
Research and Development Costs
R&D costs (net of credits and excluding contributions under the NRE Funding Agreements from Participating Customers in the CCIP) decreased by EUR 6.0 million, or 0.6 percent, to EUR 1,068.1 million in 2015 from EUR 1,074.1 million in 2014. R&D costs for both 2015 and 2014 were primarily focused on programs supporting EUV, DUV immersion, and Holistic Lithography. In 2015, R&D activities mainly related to:

•	EUV - Further improving availability and productivity, and supporting the design of our NXE:3400B system;

•	DUV immersion - Focused on the final stages of development relating to our NXT:1980 systems, of which we shipped the first systems in 2015, as well as development of future DUV platforms; and

•	Holistic Lithography - Further development of Yieldstar and process window control solutions.
R&D costs (net of credits and excluding contributions under the NRE funding agreements from Participating Customers in the CCIP) increased by EUR 192.1 million, or 21.8 percent, to EUR 1,074.1 million in 2014 from EUR 882.0 million in 2013. R&D costs increased mainly due to the acceleration of certain R&D programs, primarily EUV and DUV immersion.
R&D costs include credits of EUR 32.9 million, EUR 24.1 million and EUR 16.0 million in 2015, 2014 and 2013, respectively. R&D credits relate to worldwide (inter-)governmental funding for certain strategic development programs designed to stimulate qualifying research. The increases of R&D credits in each of 2014 and 2015 relate to additional funding received for DUV immersion and EUV development programs.